EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Date: February 25, 2011
In connection with the annual report on Form 20-F of Vitro, S.A.B. de C.V. (the “Registrant”), for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Registrant certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:
(a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Hugo Alejandro Lara García
Name:	Hugo Alejandro Lara García
Title:	Chief Executive Officer

/s/ Claudio Luis Del Valle Cabello
Name:	Claudio Luis Del Valle Cabello
Title:	Chief Financial and Administrative Officer